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                                                                    EXHIBIT 10.1



                      PIVOTAL SOFTWARE INC. (THE "COMPANY")
                           INCENTIVE STOCK OPTION PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 28, 1999)

1.      PURPOSE:

        The purposes of this Incentive Stock Option Plan (the "Plan") are to attract and retain the best available people for positions of substantial responsibility with the Company, to provide additional incentives to the directors, officers and employees of and independent contractors and consultants to the Company and to promote the success of the Company's business by providing to such persons the opportunity to purchase shares in the Company pursuant to options granted hereunder (the "Option" or "Options").

2.      ADMINISTRATION:

        (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member shall be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

        (b) Subject to the terms of the Plan, the Board shall have the authority to determine the persons to whom Options shall be granted, the number of Shares covered by each Option, the price per Share specified in each Option, the time or times at which Options shall be granted and the terms and provisions of the instruments by which Options shall be evidenced.

        (c) The interpretation and construction by the Board of any provisions of the Plan or of any Option granted hereunder shall be conclusive and binding upon the Company and the Optionees. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.      COMPLIANCE WITH LAWS

        Transactions under the Plan are intended to comply with all relevant provisions of law, including, without limitation, the United States Securities Act of 1933 and the regulations thereunder, all applicable conditions of Rule 16b-3 or its successors under Section 16 of the United States Securities Exchange Act of 1934, the Securities Act and the regulations thereunder of the province in which the Company is resident and the provinces and states in which Optionees may reside, and the requirements of the Vancouver Stock Exchange, the Alberta Stock Exchange, The Toronto Stock Exchange, the National Association of Securities Dealers Quotation System , and any other stock exchange or market upon which the common shares of the Company may then be listed or quoted and the United States Internal Revenue Code of 1986,

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as amended (the "Code") (together, the "Applicable Laws"). To the extent any provision of the Plan or action by the Board fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

        The Company will not be obligated to issue and deliver any Shares pursuant to the exercise of any Option until, in the opinion of the Company's counsel, all Applicable Laws have been complied with. Without limiting the generality of the foregoing, the Company may require from the person exercising the Option such investment representation, undertaking or agreement, if any, as counsel for the Company may consider necessary in order to comply with the Applicable Laws.

4.      ELIGIBLE PERSONS

        The Board may from time to time authorize the grant of Options to anyone who is at the time of such authorization:

        (a) an officer or employee (collectively an "Employee") of the Company or any subsidiary of the Company ("Subsidiary"), meaning any corporation in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power, and includes a subsidiary of a subsidiary;

        (b) subject to the Applicable Laws, an independent contractor or other person providing ongoing consulting services (collectively a "Consultant") to the Company or a Subsidiary, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power; or

        (c) a member of the Board of the Company or a Subsidiary, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power;

(collectively the "Eligible Persons"). The granting of any Option to an Eligible Person (such Eligible Person, while having an Option, being referred to herein as an "Optionee") shall neither entitle him to, nor disqualify him from, participation in any other grant of Options. Options may be granted to one or more Eligible Persons without being granted to other Eligible Persons, as the Board may deem fit.

5.      STOCK SUBJECT TO PLAN

        (a) Options under the Plan shall be granted for voting common shares (the "Shares") of the Company. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned by the Company and purchased by Eligible Persons under the Plan is four million (4,000,000) Shares. The said Shares are comprised of:

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               (i)    992,314 Shares of the Company that were subject to options granted by the Company in favour of Eligible Persons and as at the date of the Plan were issued following the exercising by Eligible Persons of those options; and

               (ii) 1,239,432 Shares of the Company that were subject to options granted by the Company in favour of Eligible Persons and as at the date of the Plan (as amended and restated on January 28, 1999) were not exercised by Eligible Persons and therefore not issued, and

               (iii) 1,718,254 Shares of the Company that were not subject to existing options as at the date of adoption of the Plan (as amended) and were not therefore granted as options to Eligible Persons, and

               (iv) 50,000 common Shares which were transferred by certain original shareholders to certain employees on July 27, 1992 on the condition that such Shares be subject to all of the rights, restrictions and benefits of the Plan.

For the purposes of this Plan the Previously Optioned Shares shall be subject to the terms and conditions herein set forth and the options granted by the Company in respect thereof shall be deemed to be Options granted pursuant to the Plan.

        The Shares may be authorized, but unissued Shares, or may be Shares which have been allotted to a trustee for purposes of issuance under the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.

        (b) The aggregate number of Shares to be issued upon the exercise of Options granted under the Plan to Consultants from time to time will not exceed 2% of the issued and outstanding securities of the Company.

        (c) If the Company purchases Shares from an Eligible Person pursuant to the terms of a right of purchase or first refusal as hereinafter described, such repurchased Shares shall be at the Company's discretion either retained or cancelled by the Company, and, in the event they are retained by the Company, may become available for other Options under the Plan.

6.      GRANTING OF OPTIONS

        The Board shall, subject to any limitations specified herein, have the authority:

        (a) to determine the exercise price of the Options to be granted, based upon the fair market value of the Company's Shares and other information considered relevant by the Board;



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        (b)    to determine the terms and provisions of any Option granted under the Plan or any agreement required to be executed in connection with the exercise of any Option;

        (c) to determine the Eligible Persons to whom and the time at which Options will be granted and the number of Shares to be represented by each Option;

        (d) to determine whether any agreement, undertaking, representation or covenant will be required to be executed by the Eligible Person as a condition of the exercise of an Option granted under the Plan, and the terms and provisions of any such document; and

        (e) to make all other determinations deemed necessary or advisable for the administration of the Plan.

Options granted pursuant to this Plan shall be evidenced by written stock option agreements or certificates ("Option Certificate"), substantially in the form attached hereto as Exhibit A, or such other form or forms as the Board may from time to time approve.

7.      OPTION TERM

        The Shares subject to each Option shall vest and the Option shall become exercisable at the time or times as provided in the Option Certificate. Each Option shall not be exercisable after the expiration of five years from the date granted, subject to earlier termination as provided in Section 10, and may expire on such earlier date or dates as may be fixed by the Board. Any Shares not purchased prior to expiration of an Option granted hereunder may thereafter be reallocated and become subject to Options in favour of Eligible Persons in accordance with the provisions of the Plan.

8.      OPTION PRICE

        The per share Option price for the Shares to be issued pursuant to an Option granted under the Plan shall be determined by the Board; provided, however, that such price shall in no event be less than the fair market value per share of the Company's Shares on the date of the grant of the Option as determined by the Board and less, in the case of an Option which is not an Incentive Stock Option as defined in the Code, any discount permitted by law and by the regulations, rules and policies of the securities authorities and stock exchanges having jurisdiction over the affairs of the Company; except that the price shall be 110% of the fair market value in the case of any person who owns shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or a Subsidiary. The fair market value shall be determined by the Board in its sole discretion, exercised in good faith, and in making such determination the Board shall take into consideration all factors it deems


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appropriate, and shall have regard to the earnings of the Company for the financial periods of operation immediately preceding the date of the grant of an Option and any recent sales or offer prices of shares of the Company in private transactions negotiated at arm's length. Provided, however, that where there is a public market for the Shares of the Company, the fair market value per Share shall generally be the mean of the reported bid and asked price for the Shares as of the date of grant, or, in the event the Shares are listed on a stock exchange, the fair market value per Share shall generally be the closing price on the exchange as of the date of grant of the Option, or if no Shares have been traded on such day, then as of the last previous day for which a trade was reported by such stock exchange.

9.      EXERCISE OF OPTION

        (a) Subject to the provisions of Section 10 and unless otherwise provided by the Board, each Option granted under the Plan shall be exercisable only with respect to the portion thereof that is vested in the Optionee to whom the Option is granted. The right to exercise any Option shall become vested in increments over a term of four years, save and except for the Previously Optioned Shares, which shall become vested in increments over a term of three years, calculated from the date of granting any such Option, according to the following schedule and subject to the provisions of section 10:

               (i) in the case of Shares, other than Previously Optioned Shares, to an Optionee that has not previously been granted an Option under the Plan:


                                                       Percentage of Option Shares with
               Vesting Date (calculated from Date      Respect to which Optionee has a
               Option Granted)                         Vested Right to Exercise
               ----------------------------------      --------------------------------
               First Anniversary                                      25%
               The end of each 6 months following                     12 1/2%
               the First Anniversary

               (ii) in the case of Shares, other than Previously Optioned Shares, to an Optionee that has previously been granted an Option under the Plan, the Option shall be exercisable as to 12 1/2% at the end of each 6 month period calculated from the date the Option is granted.

               (ii)   in the case of Previously Optioned Shares:


                                                       Percentage of Previously Optioned
               Vesting Date (calculated from Date      Shares with respect to which Optionee
               Option Granted)                         has a Vested Right to Exercise
               ----------------------------------      -------------------------------------
               First Anniversary                                      33 1/3%

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                                     - 6 -


               Second Anniversary                                     33 1/3%
               Third Anniversary                                      33 1/3%

        (b) Any Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable and vested under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a share. The exercise at any time or times of a part of an Option will not exhaust or terminate the Option as to the balance unexercised, however, any Option not fully exercised within the times set out to exercise shall automatically expire.

        (c) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option by the Optionee and full payment for the Shares with respect to which the Option is exercised and an amount necessary to satisfy any applicable withholding taxes has been received by the Company, accompanied by the executed Option Certificate, or other agreement, undertaking, covenant or representation required by the terms of this Plan or the Option granted hereunder. Until the Option is properly exercised hereunder and the Company receives full payment for the Shares with respect to which the Option is exercised, no right to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the Option is properly exercised and payment in full is received except as provided in Section 14.

        (d) All Shares purchased under Options granted under the Plan and any applicable withholding taxes shall be paid for in full by certified cheque or cash, or such other consideration having equivalent value at the time of purchase as the Board may determine.

        (e) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan and payment in full for the Shares with respect to which the Option is exercised, the Company shall deliver to the person that exercised the Option, at the principal business office of the Company or at such other place as shall be mutually acceptable, a certificate or certificates representing the Shares as to which the Option has been exercised together with the Option Certificate, endorsed by the Company recording the exercise of the Option. The time of issuance and delivery of the certificates representing the Shares may be postponed by the Company for such period as may be required for it to comply with any law or regulation applicable to the issuance and delivery of such Shares.

        (f) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

10.     TERMINATION OR SERVICE, DEATH OR DISABILITY

        (a) If an Optionee ceases to be continuously engaged by the Company or any of its


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                                      - 7 -


Subsidiaries or a Controlled Entity within the meaning under the Code in the capacity as a director, an officer, an employee, an independent contractor or a consultant for any reason other than death or permanent and total disability, no further instalments of his Options that have not vested as of the date of such termination shall become exercisable. The Optionee shall be entitled to exercise his Option only to the extent that he was entitled to exercise it prior to the date of such termination and his right to exercise such Option shall terminate after the passage of thirty (30) days from the date of his notice of termination or the date of commencement of leave which has not been approved by the Board under Section 10(c) but in no event later than on its specified expiration date. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if he does not exercise an Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. If the Optionee ceases to be employed, engaged or retained by the Company, a Subsidiary or a Controlled Entity for cause or if any Optionee is removed from office as a director or becomes disqualified from being a director by law, any Option or the unexercised portion thereof granted to such Optionee shall terminate at the time of termination, removal or disqualification.

        (b) If an Optionee ceases to serve as a director, an officer or an employee of or an independent contractor or a consultant to the Company or any of its Subsidiaries or Controlled Entities due to death or permanent and total disability, thereby resulting in the termination of his continuous engagement, the Option may be exercised but only within twelve (12) months following the date of death or termination of such service due to disability (subject to any earlier termination of the Option as provided hereunder), by the individual in the case of disability, or in the case of death by the individual's estate or by a person who acquired the right to exercise the Option by bequest or inheritance or the laws of descent and distribution, but in any case only to the extent the individual was entitled to exercise the Option at the date of his termination of such service by death or disability.

        (c) For the purpose of the Plan, "continuously engaged" or "continuous engagement" in the case of a director, an officer or an employee shall mean the absence of any interruption or termination of employment or service as a director, an officer or an employee of the Company or any of its Subsidiaries, and in the case of an independent contractor or consultant shall mean the absence of any interruption or termination in the retainer or engagement other than as a result of termination by effluxion of time or as a result of other termination on terms agreed to between the independent contractor or consultant and the directors of the Company. Continuous engagement shall not be considered interrupted in the case of sick leave in excess of the Company's stated policy on paid sick leave communicated to the Optionee and approved by the Board, maternity or parental leave in excess of statutory entitlement approved by the Board or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or in the case of any change in the nature of service rendered to the Company, any of its Subsidiaries or Controlled Entities. An Optionee while on any such leave or other leave of absence approved by the Board shall be entitled to exercise any Options granted to him under the Plan in respect of and only to the extent that he was entitled to exercise such Options prior to any such leave and the vesting period shall be suspended during the period of such leave and shall be extended and the vesting date for the exercise of any Options shall be delayed by the length of such leave.

11.     TRANSFER RESTRICTIONS

        (a) Shares purchased under the Plan shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the first refusal rights under Section 12 or otherwise, except as expressly permitted hereunder. Such restrictions on transfer, however, shall not be applicable to a transfer of title to such Shares effected pursuant to the Optionee's will or the laws of intestate succession, descent and distribution.

        (b) Each person to whom the Shares are transferred by means of one of the permitted transfers specified in Section 11(a) must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Plan and that the transferred Shares are subject to (i) the first refusal rights referred to hereunder and (ii) the market stand-off provisions of Section 11(d), to the same extent such Shares would be so subject if retained by the Optionee.

        (c) For purposes of Section 12, the term "Owner" shall include the Optionee and all subsequent holders of the purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with Section 11(a).


        (d)    (i)    In connection with any underwritten public offering by the
                      Company of its Shares, including the Company's initial public offering, no person shall sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares acquired upon exercise of an Option or any right to acquire any Shares issued under the Plan, without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such offering as may be requested by the Company or such underwriters provided, however, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this Section 11(d) shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect.

               (ii) Employees of and independent contractors or consultants to the Company or any of its subsidiaries shall be subject to the market stand-off provisions of this Section 11(d) provided and only if the officers and directors of the Company are also subject to similar arrangements.

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                                      - 9 -


               (iii) In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Shares effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 11(d), to the same extent the Shares are at such time covered by such provisions.

        (e) Certificates for Shares acquired by an Optionee hereunder will be endorsed with restrictive legends, on terms determined by the Board from time to time, including a legend substantially as follows:

               "This certificate and the shares represented hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of the Stock Option Plan of the Company adopted by the Company as of July 31, 1992 (the "Plan").

12.     RIGHT OF FIRST REFUSAL

        (a) The Company shall have the right of first refusal, exercisable in connection with any proposed sale or other transfer of Shares acquired by an Owner under the Plan. For purposes of this Section 12, the term "transfer" shall include any assignment or other disposition for value of the Shares intended to be made by the Owner, but shall not include any transfer permitted under Section 11(a).

        (b) In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Shares acquired under the Plan (the shares subject to such offer to be hereinafter called the "Target Shares"), which offer by such third-party must be only for a purchase price payable in cash payable on a closing date or in instalments, the Owner shall promptly (i) deliver to the secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the provisions set forth in Section 11 hereof or the provisions of any restrictions on transfer imposed by any government regulatory or securities authorities. If the Owner and the third-party offeror are not dealing at arms length, then the Company may require the Owner to provide evidence reasonably satisfactory to it as to the method of calculation of the proposed purchase price and the Disposition Notice shall be deemed to not have been delivered to the Company until such information is provided to the Company. The delivery by the Owner to the Company of a Disposition Notice shall constitute an irrevocable offer by the Owner to sell the Target Shares to the Company.

        (c) The Company shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the

Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Company's Exercise Notice") delivered to the Owner prior to the expiration of sixty (60) days following receipt of the Disposition Notice.

        (d) If the Company shall not exercise its right to repurchase all or any of the Target Shares then the Company shall, within thirty (30) days following receipt of the Disposition Notice, deliver to the holders of the Class A preferred shares, the Class B preferred shares, the Class D preferred shares and the Class E preferred shares (the "Preferred Shareholders") written notice (the "Shareholder Notice") granting to the Preferred Shareholders the right to purchase that portion or all of the Target Share that are not subject to the Company's Exercise Notice. The written notice from the Company to the Preferred Shareholders shall be accompanied by a copy of the Disposition Notice and the Company's Exercise Notice. For a period of twenty (20) days following receipt of the Shareholder Notice the Preferred Shareholders shall have the right to purchase the balance of the Target Shares that are not subject to the Company's Exercise Notice on a pro rata basis in accordance with their respective shareholdings in the Company. Acceptance by the Preferred Shareholders shall be by notice to the Company and by such acceptance a Preferred Shareholder may specify any additional portion of the Target Shares offered for sale and referred to in the Shareholder Notice that such Preferred Shareholder is prepared to purchase in the event that any other Preferred Shareholder fails to accept such offer, and if any of the other Preferred Shareholders fails to accept such offer as contained in the Shareholder Notice, such Preferred Shareholder (pro rata if more than one) shall be entitled to purchase such additional number of Target Shares as shall be so available. It is understood and agreed that the pro rata right of each of the Preferred Shareholders to purchase Target Shares shall be determined on the basis that all of the Preferred Shareholders shall have converted their Preferred Shares to common shares of the Company, whether or not converted, and the pro rata right to purchase Target Shares shall be exercisable among the holders of Class A preferred shares, Class B preferred shares, Class D preferred shares and Class E preferred shares based on the number of common shares held by each on a converted basis.

        (e) Prior to the expiry of sixty (60) days after receipt by the Company of the Disposition Notice, the Company shall, concurrently with the delivery to the Owner of the Company's Exercise Notice, if any, advise the Owner by notice (the "Shareholder's Exercise Notice"), whether some or all of the Preferred Shareholders have exercised the right to purchase the Target Shares, or the balance not covered by the Company's Exercise Notice, in their entirety or in part. If the purchase right is exercised with respect to all of the Target Shares specified in the Disposition Notice, then the Company and/or the Preferred Shareholders, as the case may be, shall effect the purchase of the Target Shares, including payment of the purchase price, not more than five business days after delivery of the Company's Exercise Notice and/or Shareholder's Exercise Notice, and at such time the Owner shall deliver to the Company the certificates representing the Target Shares to be purchased, each certificate to be properly endorsed for transfer.

        (f) In the event neither the Company's nor the Shareholder's Exercise Notice is given to the Owner within sixty (60) days following the date of the Company's receipt of the Disposition Notice, or in the event that the Exercise Notices are in respect of a portion but not all the Target Shares, the Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares or the portions thereof which are not covered by the Exercise Notices to the third-party transferee identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favourable to the third-party transferee than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of any restrictions on transfer imposed by any governmental regulatory or securities authorities or Applicable Laws. The third-party transferee shall acquire the Target Shares free and clear of the first refusal rights hereunder but the acquired shares shall remain subject to the market stand-off provisions of Section 11. In the event the Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30) day period, the first refusal rights shall continue to be applicable to any subsequent disposition of the Target Shares by the Owner until such rights lapse in accordance with Section 12(g).

        (g) The first refusal rights under this Section 12 shall lapse and cease to have effect upon the earliest to occur of (i) a determination being made by the Board that a public market exists for the outstanding shares of the Company or (ii) a firm commitment underwritten public offering, covering the offer and sale of the Company's common shares. However, the market stand-off provisions of
Section 11 shall continue to remain in full force and effect following the lapse of the first refusal rights hereunder.

13.     ALTERATION OF CAPITAL

        (a) In the event that the class of Shares which are the subject of the Plan shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization or recapitalization of the Company, the Shares which are the subject of the Plan shall be exchanged for other securities of the Company or of another company, each Optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares or amount of other securities of the Company or such other company as were exchangeable for the number of Shares which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made to the purchase price per Share to reflect such subdivision, combination or exchange.

        (b) In the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another company, the Board may, if it so determines in the exercise of its sole discretion, either declare that any portion of an Option that has not vested shall terminate as of a date to be fixed by the Board or give the Optionee the right to exercise his Option as to all or any part of such Optioned Shares as to which the Option has not vested and would not otherwise be exercisable, or accelerate and reduce the period for the exercise of those portions of Options that have vested or the vesting date of those portions of

Options that have not vested (provided that the exercise period shall in no event be reduced to less than 30 days) or make such provision as it deems appropriate for the continuance of outstanding and unexercised Options subsequent to such sale, merger or consolidation, including the conversion of such Options into options for the purchase of shares of a successor company.

        (c) No fractional shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as a result of such action, available to be issued, shall be reduced to the largest number of whole shares resulting from such action.

14.     DIVIDENDS AND DISTRIBUTIONS

        If the Company shall at any time during the period in which Options may be exercised under the Plan pay any dividend, or make any other distribution, payable in shares of the Company, the Optionee shall be entitled to receive upon any exercise thereafter of the Option hereby granted (in addition to the number of shares which the Optionee would have been entitled to receive on such exercise of such Option if such dividend or distribution of Shares had not been paid) such additional number of fully paid and non-assessable shares of the appropriate class as would have been payable on the Shares which would have been issuable on such exercise of Option if they had been outstanding on the record date for the payment of such dividend or distribution, and in the event of the payment of any dividend or distribution payable in any shares of the Company as aforesaid the Company will reserve and set aside a sufficient number of shares in which any such dividend or distribution shall be payable to enable it to fulfil its obligations hereunder.

15.     CONDITIONS UPON ISSUANCE OF SHARES

        (a) Each Option shall be subject to the requirement that, if at any time the Board or counsel for the Company shall determine, in its reasonable discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any provincial, state or federal law, or the consent or approval of any governmental body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not acceptable to the Board and counsel for the Company. The Company's obligation to issue Shares upon the exercise of an Option shall in any case be subject to the Company being satisfied that the Shares purchased are being purchased for investment purposes and not for the purpose or with the intention to sell or distribute such Shares, if at the time of such exercise a sale or distribution of such Shares would otherwise violate any Applicable Laws.

        (b) As a condition to the exercise of an Option, the Board may require the Optionee to execute such agreements or undertakings, and to make any representation or warranty to the Company as may in the judgment of counsel for the Company be required under Applicable Laws or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment purposes and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any Applicable Laws.

16.     ADDITIONAL PROVISIONS CONCERNING U.S. OPTIONEES

        (a) Options granted to an Employee who is a United States citizen or resident within the meaning of the Code (such Employee referred to in this Section as a "U.S. Employee") will generally be Incentive Stock Options as that term is defined in the Code, provided however, that the Board may, at its discretion, at the time of the grant of the Options, make a determination as to whether the Options will be deemed Incentive Stock Options or Non Qualified Stock Options within the meaning of the Code.

        (b) Options granted to an Optionee who is a United States citizen or resident within the meaning of the Code who is not an Employee will not be Incentive Stock Options, and any written agreement with such an Optionee for a grant of Options under the Plan will state that the Options granted thereunder are Non-Qualified Stock Options for U.S. income tax purposes.

        (c) In addition to the terms and conditions of Options granted under the Plan referred to in the preceding Sections, Options granted to a U.S. Employee that are granted by the Board as Incentive Stock Options will be subject to the following terms and conditions:

        (i) Options will be designated in the written Option agreement between the U.S. Employee and the Company as Incentive Stock Options;

        (ii) if the U.S. Employee is directly or indirectly the beneficial owner of 10% or more of the combined voting power of all classes of shares in the capital of the Company or a Subsidiary at the time an Option is granted to the U.S. Employee, the exercise price of such Option will be equal to at least 110% of the fair market value of the Company's Shares;

        (iii) Options may not be transferred, assigned or pledged in any manner other than by will or applicable laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee; and

        (iv) no Options may be granted after the date preceding the tenth anniversary of the earlier of the date this Plan was adopted or was approved by the Company's shareholders.

        (d) If a U.S. Employee is granted Options under the Plan, the written Option agreement with the U.S. Employee will contain acknowledgements by the U.S. Employee that:

        (i) notwithstanding a designation of Options granted to a U.S. Employee as Incentive Stock Options, to the extent that the aggregate fair market value of the Shares subject to Options which are exercisable for the first time by any U.S. Employee during any calendar year exceeds US $100,000, such excess Options will not be treated as Incentive Stock Options; and

        (ii) in order for Options granted under the Plan to be treated as Incentive Stock Options:

               A. Shares purchased on the exercise of an Option must not be sold or otherwise disposed of within 2 years from the date the Option was granted, or within 1 year from the date the Option was exercised; and

               B. the U.S. Employee must maintain his status as a U.S. Employee at all times during the period beginning on the date the Option is granted and ending 30 days before the date an Option is exercised.

        (e) The acknowledgement of the U.S. Employee in (d)(ii)B above does not confer upon the U.S. Employee any right with respect to continuation of his employment relationship with the Company, nor will it interfere in any way with the Company's right to terminate his employment relationship at any time, with or without cause.

        (f) Shares issued under this Plan to an Optionee who is a resident of the United States of America will contain the following legend, as amended or supplemented by Applicable Laws:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, OR
        (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR
        (2) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN CONNECTION WITH ANY TRANSFERS PURSUANT TO (C)(1) OR (C)(2) ABOVE, THE SELLER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, REASONABLY SATISFACTORY TO THE COMPANY, TO THAT EFFECT.

17.     TAX CONSEQUENCES OF PLAN

        Notwithstanding Section 16, the Company does not assume responsibility for the income or other tax consequences for Optionees or Eligible Persons under the Plan and they are advised to consult with their own tax advisors.


18.     AMENDMENT AND TERMINATION OF PLAN

        The Board may terminate the Plan at any time, or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of the majority of the outstanding common shares of the Company, no such revision or amendment shall:

               (i) increase the number of Shares subject to the Plan other than in connection with an adjustment under Section 13 of the Plan;

               (ii) change the designation of the class of individuals eligible to be granted Options;

               (iii) materially increase the benefits accruing to the participants under the Plan; or

               (iv) extend the term of the Plan over the maximum Option period provided hereunder.

Without the written consent of the Optionee, and except as otherwise permitted herein, any such termination of the Plan or any action of the Board shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

19.     RESERVATION OF SHARES

        (a) The Company, during the term of this Plan, will at all times reserve and keep available, and if necessary shall allot to a trustee for the benefit of the Eligible Persons and to facilitate the granting of Options hereunder, the number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        (b) The Company will, if necessary, use its best efforts to seek and to obtain from appropriate regulatory authorities any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain the requisite authorization from any regulatory agency having jurisdiction deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

20.     NOTICES

        Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its secretary at its principal business office in North Vancouver, British Columbia, and any notice to be given to an Optionee shall be delivered personally or addressed to him at the address given beneath his signature on his Option Certificate, or at such other address as such Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made in writing and delivered to the Company or the Optionee, as the case may be, or if mailed, then on the third business day following the date of mailing such notice in a properly sealed envelope addressed as aforesaid, registered or certified mail, postage prepaid, in a post office or post office branch maintained in Canada or the United States of America.

21.     NO ENLARGEMENT OF RIGHTS

        (a) This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Eligible Person, or to be consideration for or a condition of the acting by an individual as a director, an officer or an employee of or an independent contractor or a consultant to the Company or any of its Subsidiaries. Nothing contained in this Plan shall be deemed to give any director, officer or employee the right to be retained in such capacity with the Company of any Subsidiary or successor company, or to interfere with the right of the Company or any such company or its shareholders to discharge or retire any director, officer or employee thereof at any time. No Eligible Person shall have any right to or interest in Options authorized hereunder prior to the grant of such Option to such Eligible Person, and upon such grant, he shall have only such rights and interests as are expressly provided herein, subject however, to all applicable provisions of the Company's memorandum and articles as the same may be amended from time to time.

        (b) Nothing herein contained or done pursuant hereto shall obligate an Optionee to purchase and/or pay for any Optioned Shares, except those Shares in respect of which the Optionee shall have exercised his Option to purchase hereunder in a manner hereinbefore provided.

22.     FINANCIAL STATEMENTS

        The Company shall provide to each Optionee at least annually a copy of the financial statement for the Company for its last completed financial year in the form and containing the information required under the British Columbia Company Act.

23.     GOVERNING LAW

        The validity and construction of the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia.

24.     ADOPTION OF PLAN AND TERMINATION

        This Plan was adopted by the Company and approved by the directors of the Company as of the 31st day of July, 1992 and shall terminate ten years thereafter.

                                    EXHIBIT A

                              PIVOTAL SOFTWARE INC.
                       INCENTIVE STOCK OPTION CERTIFICATE


___________________________________               Certificate
Name of Option Holder                             No.___________________________


___________________________________               Date:_________________________
Number of Shares

___________________________________
Exercise Price Per Share

INCENTIVE STOCK OPTION granted by Pivotal Software Inc. (the "Company") to the above-named option holder (the "Optionee"), pursuant to the Company's Incentive Stock Option Plan (the "Plan"), the terms of which are incorporated herein by reference and which, in the event of any conflict, shall control over the terms contained herein.

1.      GRANT AND VESTING OF OPTION

        Subject to the vesting schedule below, the Company hereby grants to the Optionee an option to purchase on the terms herein provided a total of the number of voting common Shares of the Company set forth above, at an exercise price per Share as set forth above.

        This option may be exercised only with respect to the portion thereof that is vested in the Optionee. The Optionee's rights to exercise this option shall become vested in increments over a term of four years, calculated from the date of the granting of this option according to the following schedule:

        (i) The following Schedule shall apply if this Certificate relates to the first grant of an option to the Optionee:


                                                       Percentage of Option Shares with
               Vesting Date (calculated from Date      Respect to which Optionee has a
               Option Granted)                         Vested Right to Exercise
               ----------------------------------      --------------------------------
               First Anniversary                                      25%
               The end of each 6 months following                     12 1/2%
               the First Anniversary

        (ii) If this Certificate relates to an Optionee that has previously been granted an option under the Plan, then the option hereunder shall be exercisable as to 12 1/2% at the end of each 6 month period calculated from the date the Option is granted.

        In the case of the first grant of an option to an Optionee, vesting rights shall be calculated only in terms of a full year, in the case of the first vesting, and thereafter semi-annually (i.e., from one semi-annual date to the next). In the case of a subsequent grant of an option to an Optionee, vesting rights shall be calculated semi-annually. No partial vesting credit shall be given for partial periods.

        This option shall expire and shall not be exercisable after the expiration of five (5) years from the date it is granted.

2.      EXERCISE OF OPTION

        Each election to exercise this option shall be in writing in the form attached hereto, signed by the Optionee or by the person authorized to exercise this option under paragraph 5 hereof or otherwise permitted under the Plan, and delivered to the secretary of the Company at its principal office accompanied by this certificate.

        In the event an option is exercised by the executor or administrator of a deceased Optionee, or by the person or persons to whom the option has been transferred by the Optionee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the option is or are the duly appointed executor or administrator of the deceased Optionee or the person to whom the option has been transferred by the Optionee's will or by the applicable laws of descent and distribution.

3.      PAYMENT FOR AND DELIVERY OF SHARES

        Payment in full by cash or a certified bank cheque shall be made for all Shares for which this option is exercised and any applicable withholding taxes at the time of such exercise, and no Shares shall be delivered until such payment is made.

4.      CONDITIONS UPON ISSUANCE OF SHARES

        This option is subject to the requirement that, if at any time the Company determines that the listing, registration or qualification of the Shares subject to this option upon any securities exchange or under any provincial, state or federal law, or the consent or approval of any government body, is necessary or desirable in connection with the granting of this option or the issue or purchase of Shares hereunder, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval has been obtained on conditions acceptable to the Company. The Company's obligation to issue Shares upon the exercise of this option shall be subject to the Company being satisfied that the Shares purchased are being purchased for investment purposes and not for the purpose or with the intention to sell or distribute such Shares, if at the time of such exercise a sale or distribution of such Shares would otherwise violate any applicable securities law or other law, regulation or rule of any governmental authority, or the sale or distribution of such Shares would otherwise violate any applicable securities law or other law, regulation or rule of any governmental body.

               The Optionee shall have no rights of a shareholder until the Shares are actually delivered to him.

5.      OPTION NOT TRANSFERABLE

        Subject to the provisions of the Plan, this option may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution and during the Optionee's lifetime this option may be exercised only by him.

6.      TERMINATION OF SERVICE

        If the Optionee ceases to be continuously engaged by the Company or any of its Subsidiaries in the capacity as a director, an officer, an employee, an independent contractor or a consultant for any reason other than death or permanent and total disability, this option shall terminate on the effective date of such cessation and the Optionee may exercise this option not later than 30 days after the date of such cessation but only to the extent to which he was entitled immediately prior to such cessation. If the Optionee ceases to be employed, engaged or retained by the Company or any of its Subsidiaries for cause or if the Optionee is removed from office as a director or becomes disqualified from being a director by law, this option shall terminate forthwith. Nothing herein shall be construed as extending the exercisability of this option to a date more than five (5) years after the date this option is granted.

7.      DISABILITY

        In the event of the Optionee ceasing to be a director or officer of the Company or any of its Subsidiaries or in the event of termination of employment or termination of the independent contract or consulting agreement of the Optionee, because of permanent and total disability, this option shall terminate one year after such termination and the Optionee may exercise this option prior to such time but only to the extent to which he was entitled immediately prior to such termination because of disability. Nothing herein shall be construed as extending the exercisability of this option to a date more than five (5) years after the date this option is granted.

8.      DEATH

        In the event of death of the Optionee while a director, an officer or an employee of or an independent contractor or consultant to the Company or any of its Subsidiaries, this option shall be exercisable within one (1) year after his death, provided the option does not expire by its terms prior to that date, by the executor, administrator or other legal representative of the estate of the deceased Optionee or the person or persons to whom the deceased Optionee's rights under the option shall pass by will or the laws of descent and distribution but only to the extent the deceased Optionee was entitled to exercise this option immediately prior to his death. Nothing herein shall be construed as extending the exercisability of this option to a date more than five (5) years after the date this option is granted.

9.      RIGHT OF FIRST REFUSAL

        In the event that the Optionee desires, prior to the existence of a public market for the Shares of the Company, to accept an offer from a third party to acquire any of the Shares that have been acquired by the Optionee as a result of the exercise of this option, the Optionee shall be obligated to first offer to sell such Shares to the Company. The Company shall have the right to purchase such Shares from the Optionee on substantially the same terms as would apply to a sale to such third party. If the Company does not exercise its right to purchase such Shares, then the Shares not so purchased will then be made available for purchase by certain other shareholders of the Company. In the event that neither the Company nor the certain other shareholders acquire all of such Shares, the Optionee will have the right to transfer the remaining Shares to such third party on terms no more favourable to the third party than those offered to the Company.

10.     ALTERATION OF SHARES

        (a) If the Shares which are the subject of this option are subdivided or combined into a greater or smaller number of Shares or if the Shares are exchanged for other securities of the Company or of another company, the Optionee shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company or such other company as were exchangeable for the number of Shares which the Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made to the purchase price per Share to reflect such subdivision, combination or exchange.

        (b) In the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with another company, the Board may, in its sole discretion, either declare that any portion of this option that has not vested shall terminate as of a date to be fixed by the Board or give the Optionee the right to exercise his option as to all or any part of the Shares as to which this option has not vested and would not otherwise be exercisable, or accelerate and reduce the period for the exercise of that portion of the option that has vested or the vesting date of that portion of the option that has not vested (provided that the exercise period shall in no event be reduced to less than 30 days) or make such provision as it deems appropriate for the continuance of outstanding and unexercised Options subsequent to such sale, merger or consolidation, including the conversion of such Options into options for the purchase of shares of a successor company.

11.     CONTINUANCE OF EMPLOYMENT

        This option shall not be deemed to obligate the Company or any subsidiary to retain the Optionee as a director, an officer, an employee, an independent contractor or a consultant for any period.

12.     CERTIFICATE SUBJECT TO TERMS OF PLAN

        The terms and conditions of this certificate and the agreement constituted hereby are subject to the provisions of the Plan adopted by the Company as of July 31, 1992 as amended from time to time, which provisions are incorporated by reference into this agreement. In the event of an inconsistency between the provisions of the Plan and this agreement, the provisions of the Plan shall prevail. The Plan shall be available for review by the Optionee at its principal office.


        IN WITNESS WHEREOF, Pivotal Software Inc. has caused this certificate to be duly executed. This option is granted on the date first stated above.

                                        PIVOTAL SOFTWARE INC.


                                        By: ____________________________________
                                              Authorized Signatory

                                  RECORD OF PARTIAL EXERCISE

Please do not write in these spaces. Entries will be made by the Company upon the partial exercise.


--------------------------------------------------------------------------------
      Number of Shares
   Purchased Under Option          Date of Exercise         Official Signature









--------------------------------------------------------------------------------

                           FORM OF EXERCISE OF OPTION
               (for use by all Optionees other than US Employees)
             (for use by US consultants and independent contractors)


                                           Certificate No. _____________________

To:      Pivotal Software Inc. ("Pivotal")

         The undersigned Optionee hereby exercises his/her right to purchase the following common Shares of Pivotal in accordance with the terms of the Incentive Stock Option Certificate issued by Pivotal to the Optionee, and by exercising this Option the undersigned acknowledges and agrees to be bound by the terms of the Pivotal Incentive Stock Option Plan.

         Name of Optionee:______________________________________________________

         Number of Shares for which
             this option is exercised:  ________________________________________

         Exercise price per Share:      ________________________________________

         Total Exercise Price:          ________________________________________


         The Option hereby exercised does not constitute an Incentive Stock Option under the United States Internal Revenue Code.

         The Optionee expressly acknowledges that any Shares to be issued and delivered to the Optionee by Pivotal hereunder are subject to certain limitations and restrictions on transfer and first refusal rights of purchase in favour of Pivotal and certain of its shareholders.

         The Optionee represents that he/she is purchasing the Shares for which this Option is exercised for his/her own account and not with a view to or for sale in connection with any distribution of the Shares.

         The Optionee delivers herewith cash or a certified cheque in the amount of the Total Exercise Price in payment for the Shares for which this option is exercised.


         Dated this _________ day of _______________________, 199__.


                                        ________________________________________
                                        Signature of Optionee

                           FORM OF EXERCISE OF OPTION
        (US Employees only - not consultants or independent contractors)

                                           Certificate No. _____________________


To:      Pivotal Software Inc. ("Pivotal")

         The undersigned Optionee hereby exercises his/her right to purchase the following common Shares of Pivotal in accordance with the terms of the Incentive Stock Option Certificate issued by Pivotal to the Optionee, and by exercising this Option the undersigned acknowledges and agrees to be bound by the terms of the Pivotal Incentive Stock Option Plan.


         Name of Optionee:______________________________________________________

         Number of Shares for which
             this option is exercised:  ________________________________________

         Exercise price per Share:      ________________________________________

         Total Exercise Price:          ________________________________________

         The Option hereby exercised DOES/DOES NOT (DELETE AS APPLICABLE AND INITIAL) constitute an Incentive Stock Option under the US Internal Revenue Code.

         The Optionee expressly acknowledges that any Shares to be issued and delivered to the Optionee by Pivotal hereunder are subject to certain limitations and restrictions on transfer and first refusal rights of purchase in favour of Pivotal and certain of its shareholders.

         The Optionee represents that he/she is purchasing the Shares for which this Option is exercised for his/her own account and not with a view to or for sale in connection with any distribution of the Shares.

         The Optionee delivers herewith cash or a certified cheque in the amount of the Total Exercise Price in payment for the Shares for which this option is exercised.


         Dated this _________ day of _______________________, 199__.


                                        ________________________________________
                                        Signature of Optionee